SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

W&R Funds, Inc.

The following information is an addition to the disclosure regarding management of the Corporation in the section entitled "Directors and Officers."

     Kimberly A. Scott
          Vice President of the Corporation and one other Fund in the Fund Complex and Vice President of WRIMCO; formerly an investment analyst with WRIMCO; formerly an equity analyst for Bartlett & Company.
     Date of birth:  January 27, 1960.

The following information replaces the disclosure regarding management of the Corporation in the section entitled "Directors and Officers" for Zachary H. Shafran.

     Zachary H. Shafran
          Vice President of the Corporation and two other Funds in the Fund Complex and Senior Vice President of WRIMCO; formerly an investment analyst with WRIMCO. Date of birth: October 12, 1965.

To be attached to the cover page of the Statement of Additional Information dated August 28, 2000, as supplemented, of W&R Funds, Inc.

This Supplement is dated February 15, 2001.